UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2380 Conejo Spectrum Street
Suite 200
Thousand Oaks, California	91320
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 623-4211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2024, the Board of Directors (the “Board”) of Atara Biotherapeutics, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Bylaws of the Company (the “Third Amended and Restated Bylaws”). The Third Amended and Restated Bylaws are effective as of December 20, 2024.

The principal revisions in the Third Amended and Restated Bylaws include (i) additional rights of the Chair of the Board, Chief Executive Officer and Board to postpone, reschedule or cancel scheduled special meetings of stockholders previously called by any of them, (ii) reservation of the exclusive use of white proxy card for the Board, (iii) additional rights of the Chair of the Board or, if applicable, any director or officer designated by the Board to act as chair of a meeting of stockholders, with respect to the rules and regulations for the conduct of meetings of the stockholders, (iv) modifications to the disclosure and procedural requirements for stockholders to propose business to bring before the annual meeting of the stockholders, (v) additional disclosure and procedural requirements to be eligible for election or appointment as a director of the Board, and (vi) provisions establishing severability of any provisions of the Third Amended and Restated Bylaws that would be otherwise be deemed invalid, illegal or unenforceable.

The foregoing summary does not purport to be complete and is qualified in its entirety by the text of the Third Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated Bylaws of Atara Biotherapeutics, Inc. dated December 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATARA BIOTHERAPEUTICS, INC.

Date: December 23, 2024	By:	/s/ AnhCo Nguyen
AnhCo Nguyen, Ph.D.
President and Chief Executive Officer